                               BOARD OF GOVERNORS
                          OF THE FEDERAL RESERVE SYSTEM
                             WASHINGTON, D.C. 20551

                -------------------------------------------------

                                   FORM 10 - Q

               Quarterly Report Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


For the Quarter Ended March 31, 1997             Commission File Number: NONE

               --------------------------------------------------


                                   TEHAMA BANK
             (Exact Name of Registrant as Specified in its Charter)

           California                                           680008340
(State or Other Jurisdiction of                              (I.R.S. Employer
Incorporation or Organization)                               Identification NO)

239 South Main Street, Red Bluff, California                      96080
(Address of Principal Executive Office)                        (Zip Code)

       Registrant's Telephone Number, Including Area Code:  (916) 528-3000

              ----------------------------------------------------

          Securities Registered pursuant to Section 12 (b) of the Act:

         Title of Each Class   Name of Each Exchange on Which Registered
         ---------------------------------------------------------------

          Securities Registered pursuant to Section 12 (g) of the Act:

     Common Stock: No par Value; 1,610,940 Shares Outstanding March 31, 1997
     -----------------------------------------------------------------------
                                (Title of Class)
                                ----------------

Aggregate Market Value of the Voting Stock Held by Non-Affiliates: $14,498,460

                   -------------------------------------------


Indicate by check mark whether the registrant (1) filed all reports required to be filed by Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                                   YES XXX  NO
                                       ---     ---

TEHAMA COUNTY BANK       Call Date: 03/31/96      ST-BK: 1497    FFIEC 033
239 SO. MAIN STREET
RED BLUFF, CA 96080      Vendor ID: D             CERT: 25594    Page RI- 1

Transit Number: 12114093                                              3


CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 1996 - MARCH 31, 1996

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

SCHEDULE RI - INCOME STATEMENT

                                                                                                                            I280 < -
                                                                                                         Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
1.  Interest income:

    a.  Interest and fee income on Loans (1):                                     RIAD
                                                                                  ----
        (1) Real estate Loans_____________________________________________________4246 . .            941          1.a.1
        (2) Installment Loans_____________________________________________________4247 . .            651          1.a.2
        (3) Credit cards and related plans________________________________________4248 . .             54          1.a.3
        (4) Commercial (time and demand) and all other Loans______________________4249 . .            260          1.a.4
    b.  Income from Lease financing receivables:
        (1) Taxable Leases________________________________________________________4505 . .              0          1.b.1
        (2) Tax-exempt Leases_____________________________________________________4307 . .             12          1.b.2
    c.  Interest income on balances due from depository institutions (2)__________4115 . .              0          1.c
    d.  Interest and dividend income on securities:
        (1) U.S. Treasury securities and U.S. Government agency and corporation
        obligations_______________________________________________________________4027 . .            195          1.d.1
        (2) Securities issued by states and political subdivisions in the U.S.:
             (a) Taxable securities_______________________________________________4506 . .              0          1.d.2a
             (b) Tax-exempt securities____________________________________________4507 . .            135          1.d.2b
        (3) Other domestic debt securities________________________________________3657 . .              0          1.d.3
        (4) Foreign debt securities_______________________________________________3658 . .              0          l.d.4
        (5) Equity securities (including investments in mutual funds)_____________3659 . .              5          1.d.5
    e.  Interest income from trading assets_______________________________________4069 . .              0          1.e
    f.  Interest income on federal funds sold and securities purchased
        under agreements to resell________________________________________________4020 . .            207          1.f
    g.  Total interest income (sum of items 1.a through 1.f)______________________4107 . .          2,460          1.g

________________
(1) See instructions for loan classifications used in this schedule.
(2) Includes interest income on time certificates of deposit not held for trading.

TEHAMA COUNTY BANK       Call Date: 03/31/96      ST-BK: 1497    FFIEC 033
239 SO. MAIN STREET
RED BLUFF, CA 96080      Vendor ID: D             CERT: 25594    Page RI- 2

Transit Number: 12114093                                              4

SCHEDULE RI - CONTINUED


                                                                                                        Dollars Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
2.  Interest expense:
    a.  Interest on deposits:
        (1) Transaction accounts (NOW accounts, ATS accounts, and                RIAD   Year-to-date
            telephone and preauthorized transfer                                 ----
            accounts)_____________________________________________________________4508 . .        36 . . . . . . . .        2.a.1
        (2) Nontransaction accounts:
           (a) Money market deposit accounts (MMDAs)______________________________4509 . .       265 . . . . . . . .        2.a.2a
           (b) Other savings deposits_____________________________________________4511 . .        73 . . . . . . . .        2.a.2b
           (c) Time certificates of deposit of $100,000
               or more____________________________________________________________4174 . .       146 . . . . . . . .        2.a.2c
           (d) All other time deposits____________________________________________4512 . .       543 . . . . . . . .        2.a.2d
    b.  Expense of federal funds purchased and
        securities sold under agreements to repurchase____________________________4180 . .         0 . . . . . . . .        2.b
    c.  Interest on demand notes issued to the U.S.
        Treasury, trading liabilities, and on
        other borrowed money______________________________________________________4185 . .         4 . . . . . . .          2.c
    d.  Interest on mortgage indebtedness and obligations
        under capitalized Leases__________________________________________________4072 . .         0 . . . . . . . .        2.d
    e.  Interest on subordinated notes and debentures_____________________________4200 . .         0 . . . . . . . .        2.e
    f.  Total interest expense (sum of items 2.a through 2.e)_____________________4073 . .     1,067 . . . . . . . .        2.f
3.  Net interest Income (item 1.g minus 2.f)______________________________________4074 . . . . . . .           1,393        3.
4.  Provisions:
    a.  Provision for loan and lease losses_______________________________________4230 . . . . . . .             120        4.a
    b.  Provision for allocated transfer risk_____________________________________4243 . . . . . . .               0        4.b
5.  Noninterest income:
    a.  Income from fiduciary activities__________________________________________4070 . .         0 . . . . . . . .        5.a
    b.  Service charges on deposit accounts_______________________________________4080 . .        87 . . . . . . . .        5.b
    c.  Trading revenue (must equal, Schedule RI, sum
        of Memoradum  items 8.a through 8.d)______________________________________A220 . .         0 . . . . . . . .        5.c
    d.  Other foreign transaction gains (losses)__________________________________4076 . .         0 . . . . . . . .        5.d
    e.  Not applicable.
    f.  Other noninterest income:
        (1) Other fee income______________________________________________________5407 . .       324 . . . . . . . .        5.f.1
        (2) ALL other noninterest income*_________________________________________5408 . . . . .  27 . . . . . . . .        5.f.2
    g.  Total noninterest income (sum of items 5.a
        through 5.f.(2))__________________________________________________________4079 . . . . . . .             438        5.g
6.  a.  Realized gains (losses) on held-to-maturity
        securities________________________________________________________________3521 . . . . . . .               0        6.a
    b.  Realized gains (losses) on available-for-sale
        securities________________________________________________________________3196 . . . . . . .               0        6.b
7.  Noninterest expense:
    a.  Salaries and employee benefits____________________________________________4135 . .       551                        7.a
    b.  Expenses of premises and fixed assets (net of
        rental income) (excluding salaries and employee
        benefits and mortgage interest)___________________________________________4217 . .       112                        7.b
    c.  Other noninterest expense*________________________________________________4092 . .       370                        7.c
    d.  Total noninterest expense (sum of items 7.a
        through 7.c)______________________________________________________________4093 . . . . . . .           1,033        7.d
8.  Income (loss) before income taxes and extraordinary
    items and other adjustments (item 3 plus or minus
    items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)_______________________________________4301 . . . . . . .             678        8.
9.  Applicable income taxes (on item 8)___________________________________________4302 . . . . . . .             225        9.
10. Income (loss) before extraordinary items and other
    adjustments (item 8 minus 9)__________________________________________________4300 . . . . . . .             453        10.
11. Extraordinary items and other adjustments:
    a.  Extraordinary items and other adjustments,
        gross of income taxes*____________________________________________________4310 . .         0 . . . . . . . .        11.a
    b.  Applicable income taxes (on item 11.a)*___________________________________4315 . .         0 . . . . . . . .        ll.b
    c.  Extraordinary items and other adjustments, net of
        income taxes (item ll.a minus ll.b)_______________________________________4320 . . . . . . .               0        ll.c
2.  Net income (loss) (sum of items 10 and 11.c)__________________________________4340 . . . . . . .             453        12.


___________________
* Describe on Schedule RI-E - Explanations.

TEHAMA COUNTY BANK       Call Date: 12/31/96      ST-BK: 1497    FFIEC     033
239 SO. MAIN STREET
RED BLUFF, CA 96080      Vendor ID: D             CERT: 25594    Page RI-1

Transit Number: 12114093                                                   3

CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 1996 - DECEMBER 31, 1996

ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR
YEAR-TO-DATE BASIS IN THOUSANDS OF DOLLARS.

SCHEDULE RI - INCOME STATEMENT


                                                                                                                     1280 < -
                                                                                                  Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------
Interest income:
1.  a.  Interest and fee income on loans (1):                                                   RIAD
                                                                                              ----
     (1) Real estate loans____________________________________________________________________4246 . .      3,873      1.a.1
     (2) Installment loans____________________________________________________________________4247 . .      2,852      1.a.2
     (3) Credit cards and related plans_______________________________________________________4248 . .        215      1.a.3
     (4) Commercial (time and demand) and all other loans_____________________________________4249 . .      1,165      1.a.4
  b.  Income from lease financing receivables:
     (1) Taxable leases_______________________________________________________________________4505 . .          0      1.b.1
     (2) Tax-exempt leases____________________________________________________________________4307 . .         41      1.b.2
  c.  Interest income on balances due from depository institutions (2)________________________4115 . .          0      1.c
  d.  Interest and dividend income on securities:
     (1) U.S. Treasury securities and U.S. Government agency and corporation
         obligations__________________________________________________________________________4027 . .        856      1.d.1
     (2) Securities issued by states and political subdivisions in the U.S.:
         (a) Taxable securities_______________________________________________________________4506 . .          0      1.d.2a
         (b) Tax-exempt securities____________________________________________________________4507 . .        536      1.d.2b
     (3) Other domestic debt securities_______________________________________________________3657 . .          0      1.d.3
     (4) Foreign debt securities______________________________________________________________3658 . .          0      1.d.4
     (5) Equity securities (including investments in mutual funds)____________________________3659 . .         20      1.d.5
  e.  Interest income from trading assets_____________________________________________________4069 . .          0      1.e
  f.  Interest income on federal funds sold and securities
      purchased under agreements to resell____________________________________________________4020 . .        716      1.f
  g.  Total interest income (sum of items 1.a through 1.f)____________________________________4107 . .     10,274      1.g

_____________________
1) See instructions for loan classifications used in this schedule.
2) Includes interest income on time certificates of deposit not held for trading.


TEHAMA COUNTY BANK       Call Date: 12/31/96      ST-BK: 1497    FFIEC   033
239 SO. MAIN STREET
RED BLUFF, CA 96080      Vendor ID: D             CERT: 25594    Page RI- 2

Transit Number: 12114093                                              4

SCHEDULE RI - CONTINUED


                                                                                                         Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
2.  Interest expense:
    a. Interest on deposits:                                                                    RIAD    Year-to-date
       (1) Transaction accounts (NOW accounts, ATS accounts, and                                ----
           telephone and preauthorized transfer accounts)_______________________________________4508 . .       150 . . . .  2.a.1
       (2) Nontransaction accounts:
          (a) Money market deposit accounts (MMDAs)_____________________________________________4509 . .     1,048 . . . .  2.a.2a
          (b) Other savings deposits____________________________________________________________4511 . .       299 . . . .  2.a.2b
          (c) Time certificates of deposit of $100,000 or
              more______________________________________________________________________________4174 . .       562 . . . .  2.a.2c
          (d) All other time deposits___________________________________________________________4512 . .     2,284 . . . .  2.a.2d
    b. Expense of federal funds purchased and securities
       sold under agreements to repurchase______________________________________________________4180 . .         0 . . . .  2.b
    c. Interest on demand notes issued to the U.S.
       Treasury, trading liabilities, and on other
       borrowed money___________________________________________________________________________4185 . .        14 . . . .  2.c
    d. Interest on mortgage indebtedness and obligations
       under capitalized leases_________________________________________________________________4072 . .         0 . . . .  2.d
    e. Interest on subordinated notes and debentures____________________________________________4200 . .         0 . . . .  2.e
    f. Total interest expense (sum of items 2.a
       through 2.e)_____________________________________________________________________________4073 . .     4,357 . . . .  2.f
3.  Net interest income (item 1.g minus 2.f)____________________________________________________4074 . . . . . . .   5,917  3.
4.  Provisions:
    a. Provision for loan and lease losses______________________________________________________4230 . . . . . . .     570  4.a
    b. Provision for allocated transfer risk____________________________________________________4243 . . . . . . .       0  4.b
5.  Noninterest income:
    a. Income from fiduciary activities_________________________________________________________4070 . .         0 . . . .  5.a
    b. Service charges on deposit accounts______________________________________________________4080 . .       373 . . . .  5.b
    c. TRADING REVENUE (MUST EQUAL SCHEDULE RI. SUM OF MEMORANDUM
       ITEMS 8.A THROUGH 8.D)___________________________________________________________________4220 . .         0 . . . .  5.c
    d. Other foreign transaction gains (losses)_________________________________________________4076 . .         0 . . . .  5.d
    e. Not applicable.
    f. Other noninterest income:
       (1) Other fee income_____________________________________________________________________5407 . .     1,364 . . . .  5.f.1
       (2) All other noninterest income*________________________________________________________5408 . .       123          5.f.2
    g. Total noninterest income
       (sum of items 5.a through 5.f.(2)._______________________________________________________4079 . . . . . . .   1,860  5.g
6.  a. Realized gains (losses) on held-to-maturity
       securities_______________________________________________________________________________3521 . . . . . . .       0  6.a
    b. Realized gains (losses) on available-for-sale
       securities_______________________________________________________________________________3196 . . . . . . .       0  6.b
7.  Noninterest expense:
    a. Salaries and employee benefits___________________________________________________________4135 . .     2,108 . . . .  7.a
    b. Expenses of premises and fixed assets (net of
       rental income) (excluding salaries and employee
       benefits and mortgage interest)__________________________________________________________4217 . .       500 . . . .  7.b
    c. Other noninterest expense*_______________________________________________________________4092 . .     1,701 . . . .  7.c
    d. Total noninterest expense
       (sum of items 7.a through 7.c)___________________________________________________________4093 . . . . . . .   4,309  7.d
8.  Income (loss) before income taxes and extraordinary
    items and other adjustments (item 3 plus or minus items
    4.a. 4.b. 5.g. 6.a. 6.b. and 7.d)___________________________________________________________4301 . . . . . . .   2,898  8.
9.  Applicable income taxes (on item 8)_________________________________________________________4302 . . . . . . .     959  9.
10. Income (loss) before extraordinary items and other
    adjustments (item 8 minus 9)________________________________________________________________4300 . . . . . . .   l,939  10.
11. Extraordinary items and other adjustments:
    a. Extraordinary items and other adjustments, gross
        of income taxes *_______________________________________________________________________4310 . .         0 . . . .  11.a
    b. Appliable income taxes (on item 11.a)*___________________________________________________4315 . .         0 . . . .  11.b
    c. Extraordinary items and other adjustments, net of
        income taxes (item 11.a minus 11.b)_____________________________________________________4320 . . . . . . .       0  11.c
12. Net income (loss) (sum of items 10 and 11.c)________________________________________________4340 . . . . . . .   1,939  12.

_______________
*Describe on Schedule RI-E - Explanations.

TEHAMA BANK              Call Date 03/31/97       ST-BK 1497     FFIEC     033
239 SO. MAIN STREET
RED BLUFF, CA 96080      Vendor ID: D             CERT: 25594    Page RI-1

                                                                      3
Transit Number: 12114093

CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 1997 - MARCH 31, 1997

ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR
YEAR-TO-DATE BASIS IN THOUSANDS OF DOLLARS.

SCHEDULE RI - INCOME STATEMENT


                                                                                                  I280 < -
                                                                               Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------
1.   Interest income:
     a. Interest and fee income on loans (1):                          RIAD
                                                                       ----
        (1) Real estate loans___________________________________________4246 . .       1,075        1.a.1
        (2) Installment loans___________________________________________4247 . .         797        1.a.2
        (3) Credit cards and related plans______________________________4248 . .          56        1.a.3
        (4) Commercial (time and demand) and all other loans____________4249 . .         249        1.a.4
     b. Income from lease financing receivables:
        (1) Taxable leases______________________________________________4505 . .           0        1.b.1
        (2) Tax-exempt leases___________________________________________4307 . .           7        1.b.2
     c. Interest income on balances due from depository
        institutions (2)________________________________________________4115 . .           0        1.c
     d. Interest and dividend income on securities:
        (1) U.S. Treasury securities and U.S. Government agency
            obligations_________________________________________________4027 . .         318        1.d.1
        (2) Securities issued by states and political subdivisions in the U.S.:
            (a) Taxable securities______________________________________4506 . .           0        1.d.2a
            (b) Tax-exempt securities___________________________________4507 . .         148        1.d.2b
        (3) Other domestic debt securities______________________________3657 . .           0        1.d.3
        (4) Foreign debt securities_____________________________________3658 . .           0        1.d.4
        (5) Equity securities (including investments in mutual funds)___3659 . .           5        1.d.5
     e. Interest income from trading assets_____________________________4069 . .           0        1.e
     f. Interest income on federal funds sold and securities purchased
        under agreements to resell______________________________________4020 . .         165        1.f
     g. Total interest income (sum of items 1.a through 1.f)____________4107 . .       2,820        1.g


__________________________
(1) See instructions for loan classifications used in this schedule.
(2) Includes interest income on time certificates of deposit not held for trading.

TEHAMA BANK              Call Date: 03/31/97 ST-BK: 1497    FFIEC  033
239 SO. MAIN STREET      Vendor ID: D        CERT: 25594    Page RI- 2
RED BLUFF, CA 96080

Transit Number: 12114093                                         4

SCHEDULE RI - CONTINUED


                                                                                                      Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------
2.  Interest expense:
    a.  Interest on deposits:                                                       RIAD      Year-to-date
        (1) Transaction accounts (NOW accounts, ATS accounts and                    ----
            telephone and preauthorized transfer accounts)__________________________4508 . .          44 . . . . . .     2.a.1
        (2) Nontransaction accounts:
           (a) Money market deposit accounts (MMDAs)________________________________4509 . .         251 . . . . . .     2.a.2a
           (b) Other savings deposits_______________________________________________4511 . .          84 . . . . . .     2.a.2b
           (c) Time deposits of $100.000 or more____________________________________A517 . .         158 . . . . . .     2.a.2c
           (d) Time deposits of less than $ 100.000_________________________________A518 . .         660 . . . . . .     2.a.2d
    b.  Expense of federal funds purchased and securities
        sold under agreements to repurchase_________________________________________4180 . .           0 . . . . . .     2.b
    c.  Interest on demand notes issued to the U.S. Treasury,
        trading liabilities and on other borrowed money_____________________________4185 . .           4 . . . . . .     2.c
    d.  Not applicable.
    e.  Interest on subordinated notes and debentures_______________________________4200 . .           0 . . . . . .     2.e
    f.  Total interest expense (sum of items 2.a
        through 2.e)________________________________________________________________4073 . .       1,201 . . . . . .     2.f
3.  Net interest income (item 1.g minus 2.f)________________________________________4074 . . . . . . . .       1,619     3.
4.  Provisions:
    a.  Provision for loan and lease losses_________________________________________4230 . . . . . . . .         170     4.a
    b.  Provision for allocated transfer risk_______________________________________4243 . . . . . . . .           0     4.b
5.  Noninterest income:
    a.  Income from fiduciary activities____________________________________________4070 . .           0 . . . . . .     5.a
    b.  Service charges on deposit accounts_________________________________________4080 . .          99 . . . . . .     5.b
    c.  Trading revenue (must equal Schedule RI. sum of Memoradum
        items 8.a through 8.d)______________________________________________________A220 . .           0 . . . . . .     5.c
    d.  Not applicable.
    e.  Not applicable.
    f.  Other noninterest income:
        (1) Other fee income________________________________________________________5407 . .         346 . . . . . .     5.f.1
        (2) All other noninterest income*___________________________________________5408 . .          37 . . . . . .     5.f.2
    g.  Total noninterest income
        (sum of items 5.a through 5.f.(2))__________________________________________4079 . . . . . . . .         482     5.g
6.  a.  Realized gains (losses) on held-to-maturity
        securities__________________________________________________________________3521 . . . . . . . .           0     6.a
    b.  Realized gains (losses) on
        available-for-sale securities_______________________________________________3196 . . . . . . . .           0     6.b
7.  Noninterest expense:
    a.  Salaries and employee benefits______________________________________________4135 . .         627 . . . . . .     7.a
    b.  Expenses of premises and fixed assets (net of
        rental income) (excluding salaries and employee
        benefits and mortgage interest)_____________________________________________4217 . .         162 . . . . . .     7.b
    c.  Other noninterest expense*__________________________________________________4092 . .         486 . . . . . .     7.c
    d.  Total noninterest expense
        (sum of items 7.a through 7.c)______________________________________________4093 . . . . . . . .      1,275      7.d
8.  Income (loss) before income taxes and extraordinary
    items and other adjustments (item 3 plus or minus
    items 4.a. 4.b. 5.g, 6.a, 6.b. and 7.d)_________________________________________4301 . . . . . . . .        656      8.
9.  Applicable income taxes (on item 8)_____________________________________________4302 . . . . . . . .        233      9.
10. Income (loss) before extraordinary items and other adjustments
    (item 8 minus 9)________________________________________________________________4300 . . . . . . . .        423      10.
11. Extraordinary items and other adjustments, net of income
    taxes *_________________________________________________________________________4320 . . . . . . . .          0      11.
12. Net income (loss) (sum of items 10 and 11)______________________________________4340 . . . . . . . .        423      12.

__________________
* Describe on Schedule RI-E - Explanations.

TEHAMA COUNTY BANK      Call Date: 03/31/96   ST-BK: 1497    FFIEC 033
239 SO. MAIN STREET     Vendor ID: D          CERT: 25594    Page RC- 1
RED BLUFF, CA 96080


Transit Number:02114093                                               9

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR MARCH 31, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET


                                                                                            C200 < -
                                                                         Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------
ASSETS
1. Cash and balances due from depository institutions
    (from Schedule RC-A):                                      RCON
                                                               ----
    a.  Noninterest-bearing balances and currency and coin (1)_0081. .     3,653               1.a
    b.  Interest-bearing balances (2)__________________________0071. .         0               l.b
2.  Securities:
    a.  Held-to-maturity securities
        (from Schedule RC-B, column A)_________________________1754. .     7,836               2.a
    b.  Available-for-sale securities
        (from Schedule RC-B, column D)_________________________1773. .    15,726               2.b
3.  Federal funds sold and securities purchased under
    agreements to resell:
    a.  Federal funds sold_____________________________________0276. .    14,000               3.a
    b.  Securities purchased under agreements to resell________0277. .         0               3.b
4.  Loans and lease financing receivables:       RCON
    a.  Loans and leases, net of unearned income ----
        (from schedule RC-C)_____________________2122. . 81,559        . . . . .               4.a
    b.  LESS: Allowance for loan and
        lease Losses_____________________________3123. .    894        . . . . .               4.b
    c.  LESS: Allocated transfer risk reserve____3128. .      0        . . . . .               4.c
    d.  Loans and leases, net of unearned
        income, allowance, and reserve
        (item 4.a minus 4.b and 4.c)___________________________2125. .    80,665               4.d
5.  Trading assets_____________________________________________3545. .         0               5.
6.  Premises and fixed assets
    (including capitalized leases)_____________________________2145. .     1,293               6.
7.  Other real estate owned (from Schedule RC-M)_______________2150. .       506               7.
8.  Investments in unconsolidated subsidiaries
    and associated companies (from Schedule RC-M)______________2130. .         0               8.
9.  Customers' liablity to this bank on
    acceptances outstanding____________________________________2155. .         0               9.
10. Intangible assets (from Schedule RC-M)_____________________2143. .         0               10.
11. Other assets (from Schedule RC-F)__________________________2160. .     2,832               11.
12. Total assets (sum of items 1 through 11)___________________2170. .   126,511               12.

______________
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

TEHAMA COUNTY BANK       Call Date: 03/31/96      ST-BK: 1497    FFIEC   033
239 SO. MAIN STREET      Vendor ID:D              CERT: 25594    Page RC- 2
RED BLUFF, CA 96080


Transit Number: 12114093                                              10

SCHEDULE RC - CONTINUED


                                                                                                         Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13.  Deposits:                                                             RCON
     a. In domestic offices (sum of totals of                              ----
        columns A and C from Schedule RC-E)________________________________2200. .                111,848                    13.a
                                              RCON
                                              ----
        (1) Noninterest-bearing (1)___________6631. .        19,378                       . . . . . . . .                    13.a.1
        (2) Interest-bearing__________________6636. .        92,470                       . . . . . . . .                    13.a.2
     b. In foreign offices, Edge and Agreement subsidiaries, and IBFs
        (1) Noninterest-bearing
        (2) Interest-bearing.
14.  Federal funds purchased and securities sold under agreements to repurchase:
     a. Federal funds purchased____________________________________________0278. .                      0                    14.a
     b. Securities sold under agreements to repurchase_____________________0279. .                      0                    14.b
15.  a. Demand notes issued to the U.S. Treasury___________________________2840. .                    447                    15.a
     b. Trading Liabilities________________________________________________3548. .                      0                    15.b
16.  Other borrowed money:
     a. With a remaining maturity of one year or Less______________________2332. .                      0                    16.a
     b. With a remaining maturity of more than one year____________________2333. .                      0                    16.b
17.  Mortgage indebtedness and obligations under
     capitalized leases____________________________________________________2910. .                      0                    17.
18.  Bank's liability on acceptances executed and
     outstanding___________________________________________________________2920. .                      0                    18.
19.  Subordinated notes and debentures_____________________________________3200. .                      0                    19.
20.  Other liabilities (from Schedule RC-G)________________________________2930. .                    866                    20.
21.  Total Liabilities (sum of items 13 through 20_________________________2948. .                113,161                    21.
22.  Limited-Life preferred stock and related surplus______________________3282. .                      0                    22.

EQUITY CAPITAL
23.  Perpetual preferred stock and related surplus_________________________3838. .                      0                    23.
24.  Common stock__________________________________________________________3230. .                 10,118                    24.
25.  Surplus (exclude all surplus related
     to preferred stock)___________________________________________________3839. .                      0                    25.
26.  a. Undivided profits and capital reserves_____________________________3632. .                  3,377                    26.a
     b. Net unrealized holding gains (losses)
        on available-for-sale securities___________________________________8434. .     (             145)                    26.b
27.  Cumulative foreign currency translation adjustments___________________             . . . . . . . . .
28.  Total equity capital (sum of items 23 through 27)_____________________3210. .                 13,350                    28.
29.  Total liabilities, limited-life preferred stock, and
     equity capital (sum of items 21, 22, and 28)__________________________3300. .                126,511                    29.


Memorandum

To be reported only with the March Report of Condition.
1.   Indicate in the box at the right the number of the statement below that best describes the most comprehensive Level of
     auditing work performed for the bank by independent external
     auditors as of any date during 1995 __________________________________6724. .                      1                    M.1


1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

5 =  Review of the bank's financial statements by external auditors

6 =  Compilation of the bank's financial statements by external auditors

7 =  Other audit procedures (excluding tax preparation work)

8 =  No external audit work


_____________
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

TEHAMA COUNTY BANK       Call Date: 12/31/96      ST-BK: 1497    FFIEC 033
239 SO. MAIN STREET      Vendor ID: D             CERT: 25594    Page RC-I
RED BLUFF, CA 96080

Transit Number: 12114093                                         9

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.


SCHEDULE RC - BALANCE SHEET


                                                                                                            C200 < -
                                                                                         Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------

ASSETS

 1.  Cash and balances due from depository institutions                    RCON
     (from Schedule RC-A):                                                 ----
     a. Noninterest-bearing balances and currency and coin (1)______________0081. .       4,389                 1.a
     b. Interest-bearing balances (2)_______________________________________0071. .           0                 1.b
 2.  Securities:
     a. Held-to-maturity securities (from Schedule RC-B. column A)__________1754. .      10,165                 2.a
     b. Available-for-sale securities (from Schedule RC-B. column D)________1773. .      21,426                 2.b
 3.  Federal funds sold and securities purchased under agreements to resell:
     a. Federal funds sold__________________________________________________0276. .       5,000                 3.a
     b. Securities purchased under agreements to resell_____________________0277. .           0                 3.b
 4.  Loans and lease financing receivables:
     a. Loans and leases, net of unearned income        RCON
                                                        ----
        (from Schedule RC-C)____________________________2122. .     92,836          . . . . . .                 4.a
     b. LESS: Allowance for loan and lease losses_______3123. .        951          . . . . . .                 4.b
     c. LESS: Allocated transfer risk reserve___________3128. .          0          . . . . . .                 4.c
     d. Loans and leases, net of unearned income, allowance,
        and reserve (item 4.a minus 4.b and 4.c)____________________________2125. .      91,885                 4.d
 5.  Trading assets_________________________________________________________3545. .           0                 5.
 6.  Premises and fixed assets (including capitalized leases)_______________2145. .       1,201                 6.
 7.  Other real estate owned (from Schedule RC-M)___________________________2150. .         470                 7.
 8.  Investments in unconsolidated subsidiaries and associated
     companies (from Schedule RC-M)_________________________________________2130. .           0                 8.
 9.  Customers' liability to this bank on acceptances outstanding___________2155. .           0                 9.
10.  Intangible assets (from Schedule RC-M)_________________________________2143. .           0                 10.
11.  Other assets (from Schedule RC-F)______________________________________2160. .       3,312                 11.
12.  Total assets (sum of items 1 through 11)_______________________________2170. .     137,848                 12.


________________________
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

                                                                      FFIEC  033
TEHAMA COUNTY BANK            Call Date: 12/31/96      ST-BK 1497     Page RC- 2
239 SO. MAIN STREET
RED BLUFF, CA 96080           Vendor ID: D             CERT: 25594       10

Transit Number: 12114093

SCHEDULE RC - CONTINUED


                                                                                        Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------
LIABILITIES
13.  Deposits:                                                      RCON
     a.  In domestic offices (sum of totals of                      ----
         columns A and C from Schedule RC-E)________________________2200. .        121,602                    13.a
                                          RCON
                                          ----
         (1) Noninterest-bearing (1)______6631. .       22,938                 . . . . . .                    13.a.1
         (2) Interest-bearing_____________6636. .       98,664                 . . . . . .                    13.a.2
     b.  In foreign offices, Edge and Agreement subsidiaries,
         and IBFs___________________________________________________           . . . . . .
         (1)  Noninterest-bearing___________________________________           . . . . . .
         (2)  Interest-bearing______________________________________           . . . . . .
14.  Federal funds purchased and securities sold under agreements to repurchase:
     a. Federal funds purchased_____________________________________0278. .              0                    14.a
     b. Securities sold under agreements to
         repurchase_________________________________________________0279. .              0                    14.b
15.  a. Demand notes issued to the U.S. Treasury____________________2840. .            383                    15.a
     b. Trading liabilities_________________________________________3548. .              0                    15.b
16.  Other borrowed money:
     A. WITH A REMAINING MATURITY OF ONE YEAR OR LESS_______________2332. .              0                    16.a
     B. WITH A REMAINING MATURITY OF MORE THAN ONE YEAR_____________2333. .              0                    16.b
17.  Mortgage indebtedness and obligations under capitalized leases_2910. .              0                    17.
18.  Bank's liability on acceptances executed and outstanding_______2920. .              0                    18.
19.  Subordinated notes and debentures______________________________3200. .              0                    19.
20.  Other liabilities (from Schedule RC-G)_________________________2930. .            762                    20.
21.  Total liabilities (sum of items 13 through 20)_________________2948. .        122,747                    21.
22.  Limited-life preferred stock and related surplus_______________3282. .              0                    22.

EQUITY CAPITAL
23.  Perpetual preferred stock and related surplus__________________3838. .              0                    23.
24.  Common stock___________________________________________________3230. .         12,226                    24.
25.  Surplus (exclude all surplus related to preferred stock)_______3839. .              0                    25.
26.  a. Undivided profits and capital reserves______________________3632. .          2,906                    26.a
     b. Net unrealized holding gains (losses) on available-for-sale
        securities__________________________________________________8434. .    (        31)                   26.b
27.  Cumulative foreign currency translation adjustments____________           . . . . . .
28.  Total equity capital (sum of items 23 through 27)______________3210. .         15,101                    28.
29.  Total liabilities, limited-life preferred stock,
     and equity capital (sum of items 21, 22, and 28)_______________3300. .        137,848                    29.

MEMORANDUM

TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
1.   Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of
     auditing work performed for the bank by independent external
     auditors as of any date during 1995____________________________6724. .            N/A                    M.1


1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

5 =  Review of the bank's financial statements by external auditors

6 =  Compilation of the bank's financial statements by external auditors

7 =  Other audit procedures (excluding tax preparation work)

8 =  No external audit work

________________________
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

TEHAMA BANK              Call Date: 03/31/97      ST-BK: 1497         FFIEC  033
239 SO. MAIN STREET                                                   Page RI- 7
RED BLUFF, CA 96080      Vendor ID: D             CERT: 25594

Transit Number: 12114093                                              9

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR MARCH 31, 1997

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET


                                                                                                      C200 < -
                                                                                   Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------
ASSETS
1.   Cash and balances due from depository institutions               RCON
     (from Schedule RC-A):                                           -----
     a. Noninterest-bearing balances and currency
        and coin (1)__________________________________________________0081. .        5,336              1.a
     b. Interest-bearing balances (2)_________________________________0071. .            0              1.b
2.   Securities:
     a. Held-to-maturity securities
        (from Schedule RC-B, column A)________________________________1754. .       10,388              2.a
     b. Available-for-sale securities
        (from Schedule RC-B, column D)________________________________1773. .       22,134              2.b
3.   Federal funds sold and securities purchased
     under agreements to resell_______________________________________1350. .       18,000              3.
4.   Loans and lease financing receivables:          RCM
     a. Loans and leases, net of unearned income     ----
        (from Schedule RC-C)_________________________2122. .   98,204          . . . . . .              4.a
     b. LESS: Allowance for loan and lease losses____3123. .    1,056          . . . . . .              4.b
     c. LESS: Allocated transfer risk reserve________3128. .        0            . . . . . .              4.c
     d. Loans and leases, net of unearned income,
        allowance, and reserve (item 4.a minus 4.b and 4.c)___________2125. .       97,148              4.d
5.   Trading assets___________________________________________________3545. .            0              5.
6.   Premises and fixed assets (including capitalized leases)_________2145. .        1,739              6.
7.   Other real estate owned (from Schedule RC-M)_____________________2150. .          470              7.
8.   Investments in unconsolidated subsidiaries and
     associated companies (from Schedule RC-M)________________________2130. .        1,984              8.
9.   Customers' liability to this bank on
     acceptances outstanding__________________________________________2155. .            0              9.
10.  Intangible assets (from Schedule RC-M)___________________________2143. .          655             10.
11.  Other assets (from Schedule RC-F)________________________________2160. .        3,650             11.
12.  Total assets (sum of items 1 through 11)_________________________2170. .      161,504             12.


___________________
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

TEHAMA BANK              Call Date: 03/31/97      ST-BK: 1497         FFIEC  033
239 SO. MAIN STREET                                                   Page RI- 8
RED BLUFF. CA 96080      Vendor ID: D             CERT: 25594

Transit Number: 12114093                                              10

SCHEDULE RC - CONTINUED



                                                                                          Dollar Amounts in Thousand
--------------------------------------------------------------------------------------------------------------------
LIABILITIES
13.  Deposits:                                                      RCON
     a.   In domestic offices (sum of totals of                     ----
          columns A and C from Schedule RC-E)_______________________2200. .           144,615                13.a
                                              RCON
                                              ----                               . . . . . .
          (1)  Noninterest-bearing (1)________6631. .    28,871                  . . . . . .                 13.a.1
          (2)  Interest-bearing_______________6636. .   115,744                  . . . . . .                 11.a.2
     b.   In foreign offices, Edge and Agreement
          subsidiaries, and IBFs___________________________________              . . . . . .
          (1)  Noninterest-bearing_________________________________              . . . . . .
          (2) Interest-bearing_____________________________________              . . . . . .
14.  Federal funds purchased and securities
     sold under agreements to repurchase___________________________2800. .                  0                14.
15.  a. Demand notes issued to the U.S. Treasury___________________2840. .                455                l5.a
     b. Trading liabilities________________________________________3548. .                  0                15.b
16.  Other borrowed money (includes mortgage indebtedness
     and obligations under capitalized leases):
     a. With a remaining maturity of one year or less______________2332. .                  0                16.a
     b. With a remaining maturity of more than one year____________2333. .                  0                16.b
17.  Not applicable
18.  Bank's liability on acceptances executed
     and outstanding_______________________________________________2920. .                  0                18.
19.  Subordinated notes and debentures (2)_________________________3200. .                  0                19.
20.  Other liabilities (from Schedule RC-G)________________________2930. .              1,184                20.
21.  Total liabilities (sum of items 13 through 20)________________2948. .            146,254                21.
22.  Not applicable

EQUITY CAPITAL
23.  Perpetual preferred stock and related surplus_________________3838. .                  0                23.
24.  Common stock__________________________________________________3230. .             12,226                24.
25.  Surplus (exclude all surplus related to
     preferred stock)______________________________________________3839. .                  0                25.
26.  a. Undivided profits and capital reserves_____________________3632. .              3,328                26.a
     b. Net unrealized holding gains (losses) on
        available-for-sale securities______________________________8434. .        (       304)                26.b
27.  Cumulative foreign currency translation adjustments___________               . . . . . .
28.  Total equity capital (sum of items 23 through 27)_____________3210. .             15,250                28.
29.  Total liabilities, limited-life preferred stock,
     and equity capital (sum of items 21 and 28)___________________3300. .            161,504                29.


MEMORANDUM

TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
1.   Indicate in the box at the right the number of the statement below that best describes the most comprehensive level
     of auditing work performed for the bank by independent
     external auditors as of any date during 1996__________________6724. .                  1                M.1

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing submits standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

5 =  Review of the bank's financial statements by external auditors

6 =  Compilation of the bank's financial statements by external auditors

7 =  Other audit procedures (excluding tax preparation work)

8 =  No external audit

_______________________________
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2)  Includes limited life preferred stock and related surplus.

                                                          TEHAMA BANK

                                                                                   UNREALIZED
                                                                                     LOSS ON
                                                                                   AVAIL.-FOR
                                                                                      SALE
                                                                       RETAINED     INVESMENT
                                            SHARES        AMOUNT       EARNINGS     SECURITIES      TOTAL
                                           ---------   ------------  ------------   ----------   ------------
BALANCE AT DEC. 31, 1994                   1,283,396   $  8,105,964  $  2,779,634   $ (127,582)  $ 10,758,016
                                           ---------   ------------  ------------   ----------   ------------
Stock Options Exercised and Tax
Related Benefit                               36,392   $    310,839                              $    310,839

10% Stock Dividend                           130,833      1,700,829  $ (1,703,790)               $     (2,961)

Net Income                                                           $  1,848,679                $  1,848,679


Unrealized Loss on Available-for-Sale
Investment Securities                                                               $  171,290    $   171,290
                                           ---------   ------------  ------------   ----------    -----------
BALANCE AT DEC. 31, 1995                   1,450,621     10,117,632     2,924,523   $   43,708    $13,085,863
                                           ---------   ------------  ------------   ----------    -----------

Stock Options Exercised and Tax
Related Benefit                               15,468   $    152,601                               $   152,601

Net Income                                                           $  1,939,461                 $ 1,939,461

10% Stock Dividend                           144,851   $  1,955,489  $ (1,958,340)                $    (2,851)

Unrealized Loss on Available-for-Sale
Investment Securities                                                               $  (61,898)   $   (61,898)
                                           ---------   ------------  ------------   ----------    -----------
BALANCE AT DEC. 31, 1996                   1,610,940   $ 12,225,722  $  2,905,644   $  (18,190)   $15,113,176
                                           ---------   ------------  ------------   ----------    -----------


Net Income                                                           $    423,021                 $   423,021

Unrealized Loss on Available-for-Sale
Investment Securities                                                               $ (285,899)   $  (285,899)
                                           ---------   ------------  ------------   ----------    -----------
BALANCE AT MARCH 31, 1997                  1,610,940   $ 12,225,722  $  3,328,665   $ (304,089)   $15,250,298
                                           ---------   ------------  ------------   ----------    -----------
                                           ---------   ------------  ------------   ----------    -----------


                                     TEHAMA BANK
                                STATEMENT OF CASH FLOW
                           THREE MONTH ENDED MARCH 31, 1997

                                                             1997                1996
                                                         -----------         -----------
OPERATING ACTIVITIES                                     $    423,201        $    452,533
    Net Income

Adjustments to Reconcile Net Income to Net
 Cash provided by Operating Activities:
    Provision for Loan Losses                            $    170,000         $   120,000

    Provision for Depreciation and Amortization          $     47,559         $    36,680

    Increase in Loan Origination Fees and Costs, Net     $    (74,424)        $   (25,366)

    (Increase) decrease in Interest Receivable           $    135,525         $   196,475
    and other assets
    (Decreased) increase in Interest Payable and
     other Liabilities                                    $   232,193         $   159,017

     Unrealized Gain (Loss) on Securities                 $  (285,899)        $   188,961
                                                          -----------         -----------
NET CASH PROVIDED BY OPERATING ACTIVITIES                 $   648,155         $   750,378
                                                          -----------         -----------

INVESTING ACTIVITIES

     Net proceeds from Maturities, Purchases and
         Sales of Investment Securities                   $ 1,236,811         $(1,195,817)

     Net Decrease (increase) in Loans                     $(7,726,007)        $  (191,605)

    Purchases of Premises and Equipment                   $  (585,552)        $   (13,047)

    772 Investment - Leasing Co.                          $(1,983,599)        $      -

    Sale of Equipment                                     $         -         $       393

    Deposit Premium - Goodwill                            $  (654,836)        $      -

    Sale of OREO                                          $         -         $      -

                                                          ------------        -----------
NET CASH USED BY INVESTING ACTIVITIES                     $(9,713,183)        $(1,400,076)


                                                             1997                1996
                                                         -----------         -----------
FINANCING ACTIVITIES
    Net Increase (decrease) in Demand Deposits,
    Interest Bearing Demand Deposits and
    Savings Accounts                                      $13,851,853         $(3,512,589)
    Net Increase in Certificates of Deposit
                                                          $ 9,160,302         $ 1,773,752
    Stock Options Exercised
                                                          $        -          $       -
    Cash Paid for Fractional Shares issued in
     connection with Stock Dividends
                                                          $        -          $       -
NET CASH PROVIDED BY FINANCING ACTIVITIES
                                                          ------------        -----------
                                                          $23,012,155         $(1,738,837)
                                                          ------------        -----------
INCREASE IN CASH AND CASH EQUIVALENTS
                                                          $13,947,127         $(2,388,535)
Cash and Cash Equivalents at Beginning of Year
                                                          $ 9,388,685         $20,041,908
                                                          ------------        -----------
CASH AND CASH EQUIVALENTS AT END OF
THREE MONTHS
                                                          $23,335,812         $17,653,373
                                                          ------------        -----------
                                                          ------------        -----------

                        Management's Discussion and Analysis of
                         Condition and Results of Operations

RESULTS OF OPERATIONS
The following is Management's discussion and analysis of the results of operations and financial condition of Tehama Bank for the calendar quarters ending March 31, 1996, December 31, 1996 and March 31 1997. The ratios in this discussion when comparing to previous reporting quarters will show a wide variance. This is due to certain actions taken by the Bank during the first quarter of 1997. On January 2, 1997 the Bank acquired two branches from Wells Fargo Bank, N.A. with deposits totalling approximately $19,000,000, no loans. The Bank did acquire certain properties and F.F. & E. with the acquisition.

EARNINGS OVERVIEW
The Bank's net income decreased from $574,000 in the 4th quarter of 1996 to $423,000 for the 1st quarter of 1997, a 26.31% decrease. Net income comparison for the 1st quarters of 1996 and 1997 results in a 4.42% decrease, $453,000 vs $423,000. The decrease over the first three months of 1997 is due primarily to the acquisition expenses and additional operating expenses. Based on 1,610,940 shares outstanding as of March 31, 1997 the net income per share per quarter is $0.356 for the 1st quarter of 1996, $0.281 for the 4th quarter of 1996, and $0.263 for the 1st quarter of 1997.

NET INTEREST INCOME
The primary source of income for the Bank is net interest income, the difference between the interest earned on assets (primarily loans) and interest paid on deposits taken by the Bank to fund these loans. Net interest income increased from $1,393,000 for the 1st quarter of 1996, to $1,588,000 for the 4th quarter of 1996, to $1,619,000 for the 1st quarter of 1997. First quarter 1997 increased 1.95% over 4th quarter 1996. First quarter 1997 increased 16.22% over 1st quarter 1996. The Bank's gross loans increased 15.05% from $81,559m as of March 31,1996 to $92,836m as of December 31, 1996, and increased 5.78% to $98,204m as of March 31,1997. Interest bearing deposits increased 6.70% from $92,470m on March 31, 1996 to $98,664m on December 31, 1996 and increased 17.31% to $115,744m on March 31, 1997.

PROVISION FOR LOAN LOSSES
The allowance for loan losses, as a percentage of outstanding loans as of March 31, 1996, was 1.10%, compared to 1.02% as of December 31, 1996, and 1.08% as of March 31,1997. Additions to the allowance are charged against the Banks earnings. The Bank's allowance for loan losses totaled $894,000 as of March 31, 1996, $951,000 as of December 31, 1996 and $1,056,000 as of
March 31, 1997. These figures are net of loans charged off and recoveries of loans previously charged off. The Bank's allowance for loan losses is determined by a review and analysis of the portfolio's current structure.

NON-INTEREST INCOME
Non-interest income, which consists primarily of service charges on deposit accounts plus other fees and charges collected by the Bank, amounted to $438,000 for the 1st quarter of 1996, $498,000 for the 4th quarter of 1996 and $482,000 for the 1st quarter of 1997. As a percentage of total income , these amounts equal 14.26%, 13.49% and 14.60% respectively. The Bank did not recognize any material gains or losses on securities sold during these reporting periods.

NON-INTEREST EXPENSE
Non-interest expense (operating expense) was $1,033,000 for the 1st quarter of 1996, $1,064,000 for the 4th quarter of 1996, and $1,275,000 for the 1st quarter of 1997. As a percentage of net interest income, these amounts equal 74.15% 80.29%, and 78.75% respectively.

INCOME TAXES
The Accrued income taxes at the end of the 1st quarter of 1996 were $225,000 or 33.19% of net income before taxes. The accrued income taxes at the end of the 1st quarter of 1997 were $233,000 or 35.52% of net income before taxes. The increase is due to less tax-exempt income as a percentage of total income when compared to prior quarters

ASSETS AND LIABILITIES
Due to the general growth of the business during 1996 and 1997 which are the Banks 12th and 13th calendar years of operation:
    1. Total assets of the Bank increased from $126,511m on March 31,1996 to $161,504m on March 31,1997, a 27.66% increase.

    2. Total net loans of the Bank increased from $80,665m on March 31,1996 to $97,148m on March 31,1997, a 20.43% increase.

    3. Total liabilities of the Bank increased from $113,161m on March 30, 1996 to $146,254m on March 31, 1997, a 29.24% increase.

    4. Total deposits of the Bank increased from $111,848m on March 31,1996 to $144,615m on March 31, 1997, a 29.30% increase.

LIQUIDITY AND CAPITAL
Liquidity, the ability of an enterprise to generate sufficient amounts of cash or other current assets to meet the short-term and long-term cash flow needs of the enterprise is measured by various ratios. One of the most common ratios for

Banks is the ratio of loans to deposits. This ratio was 72.92% on March 31,1996, 75.40% on December 31,1996 and 65.18% on March 31,1997
Each ratio indicates the existence of an adequate degree of liquidity. In addition, on Mach 31, 1997 the Bank held the following investments:

    1.   $  18,000,000  in overnight Fed Funds;

    2.   $  23,555,000  in  U.S. Treasury Securities,

                        U.S. Agencies and Municipal Securities

                        maturing within 5 years:

    3.   $   7,375,000  In U.S. Agencies and Municipal Secuties. .

                        maturing within 5 to 10 years; and

    4.   $   1,225,000  In U.S. Agencies and Municipal Securities

                        maturing after 10 years

Capital adequacy is generally measured by the ratio of total equity capital (plus the allowance for loan losses) to total assets. This ratio was 11.26% on March 31,1996, 11.59% on December 31, 1996 and 10.10% on March 31,1997.
These ratios exceed current minimum regulatory requirements. Additionally, the Federal Reserve Board, jointly with other Federal Regulatory Agencies, has issued Capital Adequacy Requirements based upon asset risk. The requirements in their present form assign various percentages of risk to each category of asset. The minimum risk-based standard for all financial institutions is 8%.

The calculation is more complex than noted above in arriving at the ratio, but at this time the Bank's risk-based capital adequacy ratio is approximately 16.40%, well above the minimum requirement.

Signatures


Pursuant to the requirements of the Securities and Exchange Act of 1934, the

Bank duly caused this report to be signed by the undersigned thereunto duly authorized.


4-28-97                              BY:  /s/ Frank S. Onions
-----------------------------            --------------------------
Date                                      Frank S. Onions
                                          Senior Vice President
                                          & Chief Financial Officer



4-28-97                              BY:  /s/ William P. Ellison
-----------------------------           ---------------------------
Date                                     William P. Ellison
                                         President &
                                         Chief Executive Officer